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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 29, 1998



                      AMERICAN INDUSTRIAL PROPERTIES REIT
               (Exact Name of Registrant as Specified in Charter)

              TEXAS                     1-9016                 75-6335572

(State or Other Jurisdiction of  (Commission File          (I.R.S. Employer
  Incorporation or Organization)        Number)         Identification Number)

             6210 N. Beltline Road, Suite 170, Irving, Texas 75063
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 756-6000



                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

          Effective January 29, 1998, American Industrial Properties REIT (the "Trust") sold 733,945 common shares of beneficial interest ("Common Shares") to Praedium II Industrial Associates LLC for $10,000,000 ("Praedium"). Praedium was granted registration rights with respect to such shares.

          In connection with the Praedium closing, ABKB LaSalle Securities Limited Partnership, LaSalle Advisors Limited Partnership (collectively, the "LaSalle Entities"), MS Real Estate Special Situations, Inc. and Morgan Stanley Asset Management Inc. (collectively, the "Morgan Entities") gave notice to the Trust that they will be exercising their preemptive rights to purchase additional Common Shares. The LaSalle Entities gave notice that they will purchase 275,300 Common Shares for $3,750,962.50 and the Morgan Entities gave notice that they will purchase 367,000 Common Shares for $5,000,375.

          In connection with the Praedium transaction, the Trust agreed to nominate for re-election one nominee for Trust Manager from each of the LaSalle Entities and the Morgan Entities at future annual meetings of shareholders for so long as such party shall be a holder of the Trust's Common Shares in an amount equal to at least 5% of the Trust's outstanding Common Shares.

          Effective February 1, 1998, the Board of Trust Managers adopted the Fifth Amended and Restated Bylaws. Amendments were made to the Bylaws to conform them with those of other real estate investment trusts and to comply with the Texas Real Estate Investment Trust Act.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS.

(*)3.1   Fifth Amended and Restated Bylaws.

(*)10.1 Common Share Purchase dated as of January 29, 1998, by and between American Industrial Properties REIT and Praedium II Industrial Associates LLC.

(*)10.2 Registration Rights Agreement dated as of January 29, 1998, by and between American Industrial Properties REIT and Praedium II Industrial Associates LLC.

(*)10.3 Agreement dated as of January 29, 1998, by and among American Industrial Properties REIT, USAA Real Estate Company, ABKB/LaSalle Securities Limited Partnership (as Agent for and for the benefit of particular clients), MS Real Estate Special Situations, Inc. and Morgan Stanley Asset Management Inc.


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(*) Filed herewith.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INDUSTRIAL PROPERTIES REIT




                                        /s/ CHARLES W. WOLCOTT
                                       --------------------------------------
                                        Charles W. Wolcott
                                        President and Chief Executive Officer

Dated: February 9, 1998





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                                  EXHIBIT LIST

 *  3.1  Fifth Amended and Restated Bylaws.

 * 10.1 Common Share Purchase dated as of January 29, 1998, by and between American Industrial Properties REIT and Praedium II Industrial Associates LLC.

 * 10.2 Registration Rights Agreement dated as of January 29, 1998, by and between American Industrial Properties REIT and Praedium II Industrial Associates LLC.

 * 10.3 Agreement dated as of January 29, 1998, by and among American Industrial Properties REIT, USAA Real Estate Company, ABKB/LaSalle Securities Limited Partnership (as Agent for and for the benefit of particular clients), MS Real Estate Special Situations, Inc. and Morgan Stanley Asset Management Inc.


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 *  Filed herewith